Exhibit 99.1

Corporate Presentation March 2011

2 This presentation includes "Forward-looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation, including, without limitation, statements contained in this presentation regarding Toreador's financial position, business strategy, the rate or extent of the Company’s growth, the Company’s ability to complete corporate or asset-based transactions, the timing of any such transactions and the shareholder value resulting from any such transactions, plans and objectives of Toreador's management for future operations, and industry conditions, are forward-looking statements. Although Toreador believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Any forward-looking statements herein are subject to certain risks and uncertainties inherent in petroleum exploration, development and production, including, but not limited to our need and ability to raise additional capital or obtain alternative financing; our ability to maintain or renew our existing exploration permits or exploitation concessions or obtain new ones; the effect of our indebtedness on our financial health and business strategy; our ability to execute our business strategy and be profitable; our ability to replace reserves; a change in the SEC position on our calculation of proved reserves; the loss of the current purchaser of our oil production; results of our hedging activities; the loss of senior management or key employees; political, legal and economic risks associated with having international operations; disruptions in production and exploration activities in the Paris Basin; currency fluctuations; failure to maintain adequate internal controls; indemnities granted by us in connection with dispositions of our assets; unfavorable results of legal proceedings; assessing and integrating acquisition prospects; declines in prices for crude oil; our ability to compete in a highly competitive oil and gas industry; our ability to obtain equipment and personnel; extensive regulation, including environmental regulation, to which we are subject; terrorist activities; our success in development, exploitation and exploration activities; reserves estimates turning out to be inaccurate; differences between the present value and market value of our reserves and other risks and uncertainties described in the company's filings with the Securities and Exchange Commission. Any one or more of these factors or others could cause actual results to differ materially from those expressed in any forward-looking statement. All subsequent written and oral forward-looking statements attributable to Toreador or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements disclosed in this paragraph and otherwise in this presentation. The historical results achieved by Toreador are not necessarily indicative of its future prospects. Toreador undertakes no obligation to publicly update or revise any forward looking-statements, whether as a result of new information, future events or otherwise. Disclaimer

3 Assets Paris Basin, France (100% Crude Oil) About 1.9 million gross acres(1) of which about 0.9 million gross acres pending competitive award Conventional: Production, Reserves, Exploration Unconventional: Exploration. Investment Agreement(2) with Hess signed on May 10, 2010 for Paris Basin. Total potential value of deal (including contingent amounts) up to US$265 million Headquarters US Delaware Corporation based in Paris, France Listing NASDAQ: TRGL / EURONEXT PARIS: TOR ~€205 million / ~US$287 million Market Cap(3) Cash position / capital commitments Cash and cash flow positive. Capital commitments fully carried by Hess up to US$120 million Current Production 885 bbls/d(4) Remaining Conventional Reserves(5) 1P: 5.5 mmbbls 2P: 9.1 mmbbls The 780,000 gross acres awarded to Toreador and Hess as of December 2010 translate to approximately 680,000 net acres to Toreador and Hess, who each have a right to 50% of the net acreage. One km2 equals 247.105 acres Received first stage approval on 25 June 2010 from the French authorities. The US$265 million total potential deal value includes an upfront payment of US$15 million, up to US$ 120 million carry for a two phase work program and contingent success fees of US$ 80million and US$50 million As at 18 March 2011 Average production 2010 Gaffney, Cline & Associates, reserves as at 31 December 2010 Toreador Overview (1) (2) (3) (4) (5)

4 A Leading Position in Paris Basin Acreage position Toreador/Hess (including pending signature and pending competitive award)

5 Conventional Exploration Wells and Production Number of Wells Drilled (Paris Basin) Production Paris Basin Activity over the Last 50 Years 10,000 20,000 30,000 40,000 50,000 60,000 70,000 1961 1964 1967 1970 1973 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009 bbls per day Other France Paris Basin 0 10 20 30 40 50 60 70 1965 1968 1971 1974 1977 1980 1983 1986 1989 1992 1995 1998 2001 2004 2007

6 Paris Basin – Stable & Attractive 53.1% Operating Netback – Production costs – Surface costs – Oil Transportation – Production Taxes – Local G&A 2010 Operating Netback (based on oil price of US$76.67/bbl) A mature oil producing basin with a favourable fiscal regime Source: Toreador 10-K, Twelve months ended 31 December 2010 financial results Lease Operating Expense $40.70 $35.94

7 Paris Basin Geography & Infrastructure Sparsely populated, rural environment, access to good infrastructure Grandpuits processes Paris Basin crude Chateau Thierry Grandpuits has a crude oil processing capacity of 100,000 bbls per day Paris Seine Crude Oil Gas Refined products Crude Oil Crude Oil 50 km

8 European Shale Landscape: Key Basins & Players Significant interest from large independents & Majors across Europe

Paris Basin Tight Rock Oil

Highlights

A new, significant resource play in Europe focused on oil, close to market in an attractive and stable fiscal environment

Numerous similarities between the North American Bakken Shale and the French Liassic Source Rock

Estimated 100 billion bbls of oil generated in the Paris Basin[(1)]

Two vertical fracks by another operator (Vermilion) reported to have positive results[(2)]

(1) Estimate from Temis 2D model created by BeicipFranlab (Oct 2009). See also "Hydrocarbon Migration in the Paris Basin" (Poulet, Espitalié, 1987)

(2) As per Vermilion Investor Day Presentation, 3 June 2010, Vermilion 2010 Q2 report, and Vermilion 2010 Q3 report

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10 Meters Feet Similar lithology to the Bakken Same scale Paris Basin Williston Basin (Bakken) Paris Basin Tight Rock Oil

Paris Basin Tight Rock Oil

TOREADOR

Size of the Prize



LIAS
Aalenian
Toarcian
Upper
Middle
Lower
Pliensbachian
Domerian
Carixian
Sinemurian
Upper
Lower
Hettangian
Rhaetian

Layer	Total oil generated in the Paris Basin[1]
Schistes Carton (1) / Banc de Roc	60 billion bbls
Amaltheus Shale (2)	10 billion bbls
Sinemurian / Hettangian Shale (3)	30 billion bbls

Example – Methodology of calculating recoverable reserves

Amount generated on permit from layer (1), (2) or (3).

↓ x ...%

Amount generated which has not migrated

↓ x ...%

Amount recoverable

(1) *Estimate from Temis 2D model created by BeicipFranlab (Oct 2009)*

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12 Paris Basin Tight Rock Oil Metrics Paris Basin Tight Rock (Company estimates) Bakken Cost of a well (in US$ million) 5 – 7(1) 10 6 Days per well 30 – 40 50 25 Initial production (bbls per day) 400(2) 800+ Reserves per well (thousands bbls) 500(2) 400 – 1,000 Well spacing (acres) 640(2) 1,280 320 Lower number assumes technological progress and economies of scale Company estimates, based on analogous Bakken Well Key metrics in development phase (1) (2)

13 6 Pilot Wells Study T-208 Planned this year, timing influenced by the CGIET-CGEDD study Hess/Toreador 2011 budget = US$56 million Source: Toreador press release 9 November 2010, 14 February 2011 Well Permitting (first four locations) Well Design Environmental Impact Assesment Drilling rig tender and award ( ) Land access negotiations Civil works and pad preparation Well 1 - CT1 Vert (incl. cores / logs) Well 2 - CT2 Vert (incl. cores / logs) Well 3 - Vert/Horiz (incl. cores / logs) Well Permitting (additional locations) Well Design (additional locations) Environmental Impact Assesment Land access negotiations Well 4 - Vert/Horiz Civil works and pad preparation Well 5 - Horiz Well 6 - Horiz Paris Basin Project Plan Evaluate Drill Results and Design Phase 2 Confirm Drill Locations Basin Study Refine Model / Incorporate Drill Results Drilling Campaign

14 Vertical Pilot Well Design Aquifer protection The KCA Deutag T208 rig was contracted in November 2010 Voluntarily delayed start of program following meeting with the government on 10 Feb 2011 First four wells are permitted and are vertical wells (of which there are over 2,000 in the Paris Basin) to a depth of about 3,000 metres Well design includes triple casing through potable water aquifer Consider hydraulic stimulation operations only after end of studies Source: Toreador corporate presentation 15 December 2010, Toreador press release 14 February 2011

15 Possible Development Well Design Horizontal Well Water well (private) Water well (municipal) More than one million hydraulic stimulations have been performed worldwide since 1948 A few mm in diameter Vertical depth of approximately 2600m Double steel casing (diameter of about 20cm) Triple casing (steel tube) cemented in place in order to protect the aquifer Source rock Zoom Source: Chesapeake 2010, Hess The aquifer is separated from the oil layers by 1,000-1,500 meters of solid rock

16 Key Points Geology and our in-depth analysis supports our view that the Paris Basin has significant shale oil potential The Hess joint venture brings extensive US drilling & completion technology to the Paris Basin for the first time and de-risked the play The next 12 months will be critical for the proof of concept Toreador and Hess are the first movers in a basin wide appraisal We have voluntarily delayed the start of our Paris Basin tight rock oil ‘proof of concept’ program until after the interim report is issued (mid-April 2011) First four wells are vertical wells We are cooperating with the CGIET-CGEDD study and the parliament study Hydraulic stimulation will only be considered after the full report is published Impact of success is transformational for Toreador and the Paris Basin